Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CHANGE IN TERMS AGREEMENT
(Standard Seller Warehouse Document Modifications)

THIS CHANGE IN TERMS AGREEMENT (this "Agreement") is made and entered into by the undersigned executing this Agreement as "Seller" and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION ("Bank"), and is effective as of the date set forth below Bank's signature block hereto (the "Effective Date").

RECITALS

A.    Seller and Bank have entered into, or are otherwise bound under, that certain Mortgage Warehouse Agreement (as modified or amended from time to time, including pursuant to this Agreement, and including all addenda and exhibits to each of the foregoing, the "Warehouse Agreement") as of AUGUST 5, 2020. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Warehouse Agreement.

B.    Seller and Bank now desire to modify and amend certain terms and provisions of the Warehouse Agreement and/or the other Warehouse Documents as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the covenants, representations, warranties and/or agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.    Participation Interest Rate Floor. The defined term "Participation Interest Rate Floor" in Section 1.1 of the Warehouse Agreement is hereby deleted and replaced with the following:

"Participation Interest Rate Floor" shall mean an interest rate equal to [***] per annum ([***]%). Subject to applicable Law, Bank may, in its sole and absolute discretion, adjust the Participation Interest Rate Floor applicable to Participated Mortgage Loans upon thirty (30) days advance written notice to Seller, in which case, commencing upon the thirty-first (31st) day after the date of such notice, the Participation Interest Rate Floor set forth in such written notice shall apply to any and all Mortgage Loans in which Bank elects to purchase Participation Interests on or after such thirty-first (31st) day.

Notwithstanding anything herein to the contrary: (a) the foregoing modification and amendment to the Participation Interest Rate Floor shall apply only to Participated Mortgage Loans having Purchase Dates occurring on or after the Effective Date; and (b) the Participation Interest Rate Floor for each Participated Mortgage Loan having a Purchase Date occurring prior to the Effective Date shall continue to be the Participation Interest Rate Floor then in effect under the Warehouse Agreement with respect to such Participated Mortgage Loan immediately prior to the effectiveness of this Agreement.

2.    Miscellaneous Provisions.

(a)    Effective as of the Effective Date, the Warehouse Agreement and the other Warehouse Documents are hereby supplemented, modified and amended as provided herein. The provisions of this Agreement supersede, modify and amend any and all inconsistent or conflicting provisions in the Warehouse Agreement and the other Warehouse Documents (including any and all written change in terms agreements executed by Seller and Bank prior to the Effective Date). Except as hereby supplemented, modified or amended, the Warehouse Agreement and the other Warehouse Documents shall remain in full force and effect.

(b)    Except as may be expressly set forth in this Agreement, nothing contained herein shall affect, impair or release the liability of any Person who may now or hereafter be liable to Bank under the Warehouse Documents.

(c)    This Agreement shall be governed by and construed in accordance with Texas law and applicable federal law.

(d)    Seller represents and warrants that it has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. This Agreement may not be modified, amended or discharged except by written amendment executed by Seller and Bank. The terms and provisions of this Agreement shall be binding upon any successors and assigns of Seller permitted pursuant to the terms of the Warehouse Agreement and shall benefit the successors and assigns of Bank.

(e)    This Agreement may be executed in multiple counterparts, each to constitute a separate agreement, but all, taken together, to constitute one and the same agreement.

(f)    The liability of all Persons obligated to Bank in any manner under this Agreement shall be joint and several. If more than one Person shall execute this Agreement as "Seller", then the term "Seller" as used herein shall refer both to each such Person individually and to all such Persons collectively.

(g)    This document may be signed electronically or digitally in the manner specified by Bank. Each of the undersigned consents to the use of electronic and/or digital signatures by any or all of the undersigned in such manner specified by Bank. The undersigned agree not to deny the legal effect or enforceability of this document solely because this document was signed using electronic or digital signatures. Further, the undersigned agree not to object to the admissibility of this document if it bears an electronic or digital signature on the grounds that any signature is not in its original form or on the grounds that this document does not comply with Chapter 26 of the Texas Business and Commerce Code or any similar law.

(h)    THIS WRITTEN AGREEMENT AND THE OTHER WAREHOUSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

EXECUTED to be effective as of the Effective Date.

SELLER: HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Treasurer

ACCEPTED AND AGREED to by Bank at Richardson, Collin County, Texas, and executed to be effective as of the Effective Date.

BANK: TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Heather Crawford

Name:	Heather Crawford
Title:	Vice President
Effective Date:	June 4, 2021